                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                               SEPTEMBER 10, 2003



                                TECO ENERGY INC.
             (Exact name of registrant as specified in its charter)



          FLORIDA                        1-8180                 59-2052286
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                 Number)              Identification No.)



                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER

     On September 10, 2003, TECO Energy, Inc. entered into a Stock Purchase Agreement to sell 11,000,000 shares of its common stock to three institutional investors at a price of $11.76 per share, for gross proceeds of $129,360,000. The press release announcing the agreement is filed as Exhibit 99.1 to this report.

     In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-102018), which Registration Statement was declared effective by the Commission on January 2, 2003, TECO Energy, Inc. is filing the Stock Purchase Agreement dated September 10, 2003 among TECO Energy, Inc. and the purchasers named therein as Exhibit
10.1 to such Registration Statement and an opinion of Palmer & Dodge LLP regarding the sale and issuance of the securities sold by TECO Energy, Inc. pursuant to such Common Stock Purchase Agreement as Exhibit 5.6 to such Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          5.6     Opinion of Palmer & Dodge LLP. Filed herewith.

          10.1 Stock Purchase Agreement dated September 10, 2003 among TECO Energy, Inc. and the purchasers named therein. Filed herewith.

          23.7 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

          99.1    Press release dated September 11, 2003. Filed herewith.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2003                TECO ENERGY, INC.


                                        By: /s/ Gordon L. Gillette
                                            ------------------------------------
                                            Gordon L. Gillette
                                            Sr. Vice President--Finance and
                                            Chief Financial Officer
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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------

5.6                 Opinion of Palmer & Dodge LLP. Filed herewith.

10.1 Stock Purchase Agreement dated September 10, 2003 among TECO Energy, Inc. and the purchasers named therein. Filed herewith.

23.7 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

99.1                Press release dated September 11, 2003. Filed herewith.